SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

                            LAUREATE EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                      0-22844                   52-1492296
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

                  1001 Fleet Street, Baltimore, Maryland 21202
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (410) 843-6100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2  - Financial Information

Item 2.02 Results of Operations and Financial Condition

     On April 27, 2006 the Company issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.laureate-inc.com.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.01 Press Release issued April 27, 2006.




     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LAUREATE EDUCATION, INC.


                                             /s/ Rosemarie Mecca
                                             -----------------------------------
                                             Name:  Rosemarie Mecca
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Date: April 27, 2006

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Exhibit Index

Exhibit    Description
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99.01      Press Release issued April 27, 2006.